BRAZOS MUTUAL FUNDS

                         Supplement dated July 15, 2003
                        to Prospectus dated April 1, 2003


Investments in Micro Cap Portfolio
----------------------------------

     Effective July 15, 2003, Class N and Class Y shares of the Micro Cap Portfolio are open to new investments at any time. As a result, the limitations regarding investments in shares of the Micro Cap Portfolio referenced on page 2 are no longer applicable. Shareholders of other Portfolios of Brazos Mutual Funds may acquire shares of the Micro Cap Portfolio by exchange.

Minimum Investment for Class Y Shares of Micro Cap Portfolio
------------------------------------------------------------

     Effective July 15, 2003, the initial minimum investment for Class Y shares of the Micro Cap Portfolio is $1 million.





                               BRAZOS MUTUAL FUNDS

                        Supplement dated July 15, 2003 to
             Statement of Additional Information dated April 1, 2003


Investments in Micro Cap Portfolio
----------------------------------

     Effective July 15, 2003, Class N and Class Y shares of the Micro Cap Portfolio are open to new investments at any time. As a result, the limitations regarding investments in shares of the Micro Cap Portfolio referenced on page 1, under the heading "History of the Portfolios," are no longer applicable. In addition, the restriction on the exchange of shares of the Micro Cap Portfolio referenced on page 45, under the heading "Exchange Privileges," are no longer applicable and shareholders of other Portfolios of Brazos Mutual Funds may acquire shares of the Micro Cap Portfolio by exchange.

Minimum Investment for Class Y Shares of Micro Cap Portfolio
------------------------------------------------------------

     Effective July 15, 2003, the initial minimum investment for Class Y shares of the Micro Cap Portfolio is $1 million.